Exhibit 21.1

Triad Hospitals, Inc.

List of Subsidiaries

As of December 31, 2006

Entity	FEIN
5300 Grand Limited Partnership	73-1306794

A Woman’s Place, LLC (f/k/a Tri-Shell 59 LLC)	47-0890486

Abilene Hospital, LLC	46-0496920

Abilene Merger, LLC	46-0496918

Affinity Health Systems, LLC	20-3391769

Affinity Hospital, LLC	20-3391873

Affinity Physician Services, LLC	20-3391830

Alaska Physician Services, LLC	37-1476579

Alice Hospital, LLC	62-1762534

Alice Surgeons, LLC	62-1762533

American Health Facilities Development, LLC	62-1744953

Anesthesiology Group of Hattiesburg, LLC (f/k/a Tri-Shell 29 LLC; f/k/a Medical Center-Phoenix, LLC)	62-1762423

APS Medical, LLC	62-1769684

Arizona ASC Management, Inc.	62-1606155

Arizona DH, LLC	91-2065656

Arizona Medco, LLC	62-1769646

Arkansas Healthcare System, An Arkansas Limited Partnership	71-0764578

ARMC, L.P.	46-0496933

Augusta Health System, LLC	20-5112273

Augusta Hospital, LLC	20-5112383

Augusta Physician Services, LLC	20-5112086

Barberton Health System, LLC	34-1840858

Barberton Physician Services, LLC (f/k/a Tri-Shell 65 LLC)	47-0890496

Barnes, Heck & Mourning Rental	73-1170493

Beauco, LLC	62-1771881

Beaumont Medical Center, L.P.	62-1762518

Entity	FEIN
Beaumont Regional, LLC	62-1762517

Birmingham Holdings, LLC	20-3320362

Bluffton Health System, LLC	62-1792272

Bluffton Physician Services, LLC	20-3904383

Brazos Medco, LLC	62-1771852

Brazos Valley of Texas, L.P.	62-1766951

Brazos Valley Surgical Center, LLC	62-1766953

Broken Arrow Medical Group, LLC	20-4541066

Brownwood Hospital, L.P.	62-1762521

Brownwood Medical Center, LLC	62-1762523

BVSC, LLC	62-1766949

Carlsbad Medical Center, LLC	62-1762526

Carolinas Medical Alliance, Inc.	62-1671678

Carolinas OB/GYN Medical Group, LLC (f/k/a Tri-Shell 63 LLC)	47-0890494

Cedar Park Health System, LP	20-3904667

Central Arkansas Anesthesia Services, LLC	20-3234513

Central Arkansas Pharmacy, LLC (f/k/a Tri-Shell 42 LLC; f/k/a Triad Management, LLC)	81-0572897

Central Arkansas Physician Services, LLC (f/k/a Tri-Shell 34 LLC; f/k/a Paradise Psychiatric, LLC)	62-1769627

Central Arkansas Real Property, LLC (f/k/a Tri-Shell 41 LLC; f/k/a Surgery Center of Phoenix, LLC)	62-1767888

Claremore Anesthesia, LLC (f/k/a Tucson Surgical Partners, LLC; f/k/a Sparks Holdings, LLC; f/k/a Tri-Shell 47 LLC)	52-2379856

Claremore Diagnostic Center, LLC	71-0906513

Claremore Internal Medicine, LLC (f/k/a Tri-Shell 48 LLC)	52-2379870

Claremore Physicians, LLC	62-1772261

Claremore Regional Hospital, LLC	62-1757649

Clarksville Health System GP	20-3500835

Clarksville Holdings, LLC	20-3320418

Clarksville Physician Services GP	20-3500913

Clinico, LLC	62-1771864

Clinton County Health System, LLC	52-2024217

Entity	FEIN
C-OK, LLC (f/k/a Tri-Shell 43 LLC; f/k/a Triad-Navarro, LLC)	81-0572900

College Station Hospital, L.P.	62-1762360

College Station Medical Center, LLC	62-1762359

College Station Merger, LLC	62-1771861

Consolidated Hospital Laundry Services, Inc.	35-1864466

Coronado Hospital, LLC	62-1762361

Coronado Medical, LLC	62-1769696

CP Hospital GP, LLC	20-3904557

CPLP, LLC	20-3904614

Crestwood Healthcare, L.P.	62-1647983

Crestwood Hospital LP, LLC (f/k/a Tri-Shell 22 LLC; f/k/a ECMH, LLC)	62-1762369

Crestwood Hospital, LLC (f/k/a Tri-Shell 21 LLC; f/k/a Douglas Hospital, LLC)	62-1769644

Crestwood Surgery Center, LLC	20-3254140

Crossroads Healthcare Management, LLC	74-2813578

CSDS, LLC	75-2828352

CSMC, LLC	62-1762362

CSRA Holdings, LLC	20-5111915

Dallas PHY Service, LLC	62-1769544

Dallas Physician Practice, L.P.	62-1771848

Day Surgery, Inc.	48-0813816

Deaconess Health System, LLC	20-2257411

Deaconess Holdings, LLC (f/k/a Tri-Shell 61 LLC)	47-0890490

Deaconess Hospital Holdings, LLC	20-2401268

Deaconess Metropolitan Physicians, LLC	20-5438965

Deaconess Physician Services, LLC	20-2257462

Denton ASC-GP, LLC	47-0926558

Denton Surgery Center, L.P. (f/k/a Presbyterian Hospital of Denton Surgery Center, L.P.)	47-0926556

DeQueen Regional I, LLC	75-2849010

Desert Hospital Holdings, LLC	20-8111921

Entity	FEIN
Detar Hospital, LLC	62-1754943

DFW Physerv, LLC	62-1771842

DHSC, LLC	20-2871473

Doctors Hospital Physician Services, LLC (f/k/a Tri-Shell 54 LLC)	55-0799022

Doctors Medical Center, LLC	62-1762365

Doctors of Laredo, LLC	62-1762366

Douglas Medical Center, LLC	62-1762367

Dukes Health System, LLC (f/k/a Tri-Shell 51 LLC)	52-2379885

Dukes Physician Services, LLC (f/k/a Tri-Shell 52 LLC)	52-2379890

DuPont Hospital, LLC	62-1801445

E.D. Clinics, LLC	62-1762068

Echocardiography Services	93-0999667

El Dorado Surgery Center, L.P.	85-0474225

EL MED, LLC (f/k/a El Dorado Medical Center, LLC)	62-1754930

Eye Institute of Southern Arizona, LLC	62-1772259

Fairmont Health System, LLC (f/k/a Tri-Shell 16 LLC; f/k/a Anaheim Medco, LLC)	62-1772323

Florence ASC Management, LLC (f/k/a Tri-Shell 18 LLC; f/k/a Claremore MC, LLC)	62-1771847

Frankfort Health Partner, Inc.	35-2009540

Ft. Wayne Cardiac Center, LLC	37-1438181

Gadsden Regional Primary Care, Inc.	63-1141940

Garland Managed Care Organization, Inc.	75-2794499

Gaslight Ambulatory Surgery Center, L.P.	43-1965603

Gaslight ASC-GP, LLC	43-1965601

GCMC, LLC	62-1762372

GH Texas, LLC	62-1766932

GHC Hospital, LLC	62-1757667

Good Hope Health System, LLC	75-3085220

GRB Real Estate, LLC	75-2887762

Greenbrier Valley Anesthesia, LLC	20-3320314

Entity	FEIN
Greenbrier VMC, LLC	75-2887493

GRMC Holdings, LLC	20-8112090

Gulf Coast Hospital, L.P.	62-1762373

Gulf Coast Medical Center, LLC	62-1762374

Hattiesburg Ambulatory Surgery Center, L.P.	75-2964475

Hattiesburg ASC-GP, LLC (f/k/a Hattiesburg Ambulatory Surgery Center, LLC)	62-1830299

HDP DeQueen, LLC	62-1767903

HDP Woodland Heights, L.P.	62-1767909

HDP Woodland Property, LLC	62-1767906

HDPWH, LLC	62-1767914

Healdsburg of California, LLC	62-1762381

Healthtrust Purchasing Group, L.P.	62-1778159

Heathwest Holdings, Inc.	62-1647981

Hefner Pointe Medical Associates, LLC	73-1525963

HIH, LLC	75-2838365

Hobbs Medco, LLC	62-1769641

Hobbs Physician Practice, LLC	62-1762073

Hospital of Beaumont, LLC	62-1762384

Hot Springs National Park Hospital Holdings, LLC (f/k/a Tri-Shell 31 LLC; f/k/a Northwest Arizona Hospital, LLC)	62-1769635

Hot Springs Outpatient Surgery Center, G.P.	71-0774165

HTI Tucson Rehabilitation, Inc.	86-0673716

Huntington Associates	95-6225660

Huntington Beach Amdeco, LLC	62-1767896

Imaging Diagnostic Center Partnership	35-1761759

Innovative Recoveries, LLC (f/k/a Tri-Shell 55 LLC)	55-0799025

IOM Health System, L.P.	35-1963748

IRHC, LLC (formerly, Independence Regional Health Center, LLC)	62-1762415

Jacksonville Medical Professional Services, LLC	20-5957808

Jonesboro Real Property, LLC (f/k/a Tri-Shell 39 LLC; f/k/a PV of Texas, LLC)	62-1766954

Entity	FEIN
Kensingcare, LLC	62-1769731

Lake Area Physician Services, L.L.C.	75-2864057

Lake Area Surgicare, A Partnership in Commendam	62-1658994

Laredo Hospital, L.P.	62-1762417

Las Cruces ASC-GP, LLC (f/k/a Tri-Shell 24 LLC; f/k/a HBMC, LLC)	62-1762376

Las Cruces Medical Center, LLC	75-2905434

Las Cruces Physician Services, LLC	20-5653775

Las Cruces Surgery Center, L.P.	42-1584742

Lea Regional Hospital, LLC	62-1760149

Lithotripsy Providers of Alabama, LLC	62-1261536

Longview Medical Center, L.P.	62-1762420

Longview Merger, LLC	62-1769639

LRH, LLC	62-1762421

LS Psychiatric LLC	75-2828353

Lutheran Health Network CBO, LLC	20-5958891

Lutheran Health Network of Indiana, LLC (f/k/a Triad of Indiana, LLC; f/k/a Tri-Shell 19 LLC; f/k/a Crestwood Medical Center, LLC)	62-1762363

Lutheran Heart Alliance, LLC	35-1921406

Lutheran Medical Office Park Phase I	35-1772086

Lutheran Medical Office Park Phase II	35-1848424

Lutheran/TRMA Network, LLC	35-2034810

Macon Healthcare, LLC	62-1735208

Madison Hospital, LLC (f/k/a Madison’s Hospital, LLC)	04-3715534

Malulani Health and Medical Center, LLC	20-3320243

Mary Black Health System, LLC	57-1047528

Mary Black Medical Office Building, Limited Partnership	57-0853592

Mary Black MOB II, Limited Partnership	58-2312019

Mary Black Physician Services, LLC (f/k/a Tri-Shell 44 LLC; f/k/a Triad-Sherman, LLC)	81-0572901

Mary Black Physicians Group, LLC	20-5511312

Massillon Community Health System, LLC (f/k/a Tri-Shell 57 LLC)	55-0799029

Entity	FEIN
Massillon Health System, LLC	34-1840860

Mat-Su Regional ASC GP, LLC	20-4339645

Mat-Su Regional Surgery Center, LP	20-4339681

Mat-Su Valley Medical Center, LLC	72-1563402

MC Hospital, LLC (f/k/a MCH, LLC)	20-2871416

MCI Panhandle Surgical, L.P.	62-1766335

McKenzie Physician Services, LLC	20-1334650

McKenzie-Willamette Regional Medical Center Associates, LLC	20-0214051

MCSA, LLC	71-0785071

Medical Center at Terrell, LLC	62-1760814

Medical Center of Brownwood, LLC	62-1762425

Medical Center of Sherman, LLC	62-1757656

Medical Diagnostic Center Associates, LP	43-1401327

Medical Holdings, Inc.	62-1755733

Medical Park Hospital, LLC	62-1762426

Medical Park MSO, LLC	62-1762078

Medstat, LLC	35-1992146

Memorial Hospital, LLC	62-1757915

Mesa View Physical Rehabilitation, LLC	20-1621111

Mesa View PT, LLC (f/k/a Tri-Shell 49 LLC)	52-2379875

MHS Ambulatory Surgery Center, Inc.	45-0457797

MidPlains, LLC	62-1769743

Minot Health Services, Inc.	45-0454250

Mission Bay Memorial Hospital, LLC	62-1757657

Missouri HealthServ, LLC	62-1769689

MMC of Nevada, LLC	42-1543617

MRI Imaging Services II	93-1016637

MWMC Holdings, LLC	20-8007512

National Park Physician Services, LLC (f/k/a Tri-Shell 35 LLC; f/k/a Paradise Valley Hospital, LLC)	62-1762445

Entity	FEIN
National Park Real Property, LLC (f/k/a Tri-Shell 40 LLC; f/k/a Research Psychiatric Center, LLC)	62-1762465

Navarro Hospital, L.P.	62-1762428

Navarro Regional, LLC	62-1762429

NC-CSH, Inc.	95-4443580

NC-DSH, Inc.	88-0305790

Newco Q, LLC	88-0384323

North Anaheim Surgicare, LLC	75-2838364

Northeast Arkansas Health System, LLC (f/k/a Jonesboro Hospital, LLC; f/k/a Tri-Shell 33 LLC; f/k/a Pacific Group Office, LLC)	81-0572898

Northwest Allied Physicians, LLC	20-3943524

Northwest Arkansas Employees, LLC	20-5896764

Northwest Arkansas Hospitals, LLC	20-5896848

Northwest Benton County Physician Services, LLC (f/k/a Tri-Shell 58 LLC)	55-0799030

Northwest Hospital, LLC	62-1762430

Northwest Marana Hospital, LLC (f/k/a Tri-Shell 60 LLC)	47-0890489

Northwest Medical Center CT/MRI at Marana, LLC	20-4543645

Northwest Physicians, LLC	62-1681750

Northwest Rancho Vistoso Imaging Services, LLC	75-2894366

Northwest Tucson ASC-GP, LLC (f/k/a Tri-Shell 45 LLC; f/k/a Triad-Terrell, LLC)	81-0572902

Northwest Tucson Surgery Center, L.P.	20-0959607

NOV Holdings, LLC	20-8112009

Novasys Health, LLC	71-0786611

NPMC, LLC	20-4599508

NRH, LLC	62-1762431

Odessa, LLC	62-1771891

Ohio Sleep Disorders Centers, LLC.	34-1872278

Oklahoma City ASC-GP, LLC	20-5462186

Oklahoma City Surgery Center, LP	20-5462232

OPRMC, LLC (formerly, Overland Park Regional Medical Center, LLC)	62-1762432

Oregon Healthcorp, LLC	62-1769632

Entity	FEIN
Oro Valley Hospital, LLC (f/k/a Tri-Shell 50 LLC)	52-2379881

Pacific East Division Office, L.P.	62-1772258

Pacific Group ASC Division, Inc.	62-1763604

Pacific Physicians Service, LLC	62-1763392

Pacific West Division Office, LLC	75-2828365

Pain Management Joint Venture LLP	75-2687296

Palm Drive Hospital, L.P.	62-1762433

Palm Drive Medical Center, LLC	62-1762434

Palmer-Wasilla Health System, LLC (f/k/a Tri-Shell 23 LLC; f/k/a El Campo Medical Center, LLC)	62-1762371

Palmetto Women’s Care, LLC (f/k/a Tri-Shell 56 LLC)	55-0799027

Pampa Hospital, L.P.	62-1762437

Pampa Medical Center, LLC	62-1762440

Panhandle Medical Center, LLC	62-1762449

Panhandle Property, LLC	62-1766349

Panhandle Surgical Hospital, LP	62-1762442

Panhandle, LLC	62-1766347

PDMC, LLC	62-1762448

Pecos Valley of New Mexico, LLC	62-1766956

Phillips & Coker OB-GYN, LLC (f/k/a Tri-Shell 64 LLC)	47-0890495

Phoenix Amdeco, LLC	62-1766958

Phoenix Surgical, LLC	62-1769652

Physicians and Surgeons Hospital of Alice, L.P.	62-1762451

Physicians’ Surgery Center of Florence, L.L.C.	43-1983435

Phys-Med, LLC	62-1769748

Piney Woods Healthcare System, L.P.	62-1762559

PremierCare of Northwest Arkansas, LLC	62-1682324

PremierCare Super PHO, LLC	20-8064096

Premiere Care Hospital, LLC (f/k/a Tri-Shell 17 LLC; f/k/a Arkansas Hospital, LLC)	62-1762531

Primary Medical, LLC	62-1769733

Entity	FEIN
Procure Solutions, LLC	62-1816477

Psychiatric Services of Paradise Valley, LLC	62-1762459

QHG Georgia Holdings, Inc.	58-2386459

QHG Georgia, L.P.	58-2387537

QHG of Barberton, Inc.	31-1472381

QHG of Bluffton, Inc.	62-1792274

QHG of Clinton County, Inc.	35-2006952

QHG of Enterprise, Inc.	63-1159023

QHG of Forrest County, Inc.	62-1704095

QHG of Fort Wayne, Inc.	35-1946949

QHG of Gadsden, Inc.	63-1102774

QHG of Hattiesburg, Inc.	62-1704097

QHG of Jacksonville, Inc.	62-1637909

QHG of Kenmare, Inc.	45-0448211

QHG of Lake City, Inc.	57-1022325

QHG of Massillon, Inc.	31-1472380

QHG of Minot, Inc.	45-0448210

QHG of Ohio, Inc.	62-1482681

QHG of South Carolina, Inc.	62-1587267

QHG of Spartanburg, Inc.	57-1040117

QHG of Springdale, Inc.	62-1755664

QHG of Texas, Inc.	62-1472331

QHG of Warsaw, Inc.	62-1764509

QHR International, LLC	62-1799409

Quorum do Brasil, Ltda.	4534000

Quorum ELF, Inc.	52-2064049

Quorum Health Resources, LLC	62-1742954

Quorum Health Services, Inc.	51-0370595

Redimed Dekalb, LLC	35-2046411

Entity	FEIN
Regional Cancer Treatment Center, LP	75-2225955

Regional Hospital of Longview, LLC	62-1762464

Rehab Hospital of Fort Wayne General P’ship	25-1684676

River Region Medical Corporation	62-1576702

Russellville Holdings, LLC (f/k/a Tri-Shell 32 LLC; f/k/a Oak Clinic, LLC)	62-1771866

SACMC, LLC	62-1762472

Samaritan Surgicenters of Arizona II, LLC	85-0474224

San Angelo Ambulatory Surgery Center, L.P.	75-2875168

San Angelo Community Medical Center, LLC	62-1762473

San Angelo Hospital, L.P.	62-1762476

San Angelo Medical, LLC	62-1769697

San Diego Hospital, L.P.	62-1757914

San Leandro Hospital, L.P.	62-1762479

San Leandro Medical Center, LLC	62-1762481

San Leandro Surgery Center, Ltd.	94-3215635

San Leandro, LLC	62-1761996

SDH, LLC	62-1762482

Searcy Holdings, LLC (f/k/a Tri-Shell 30 LLC; f/k/a Medical Center CIP, LLC)	62-1762424

Sebastopol, LLC	62-1761995

Sherman Hospital, L.P.	62-1757916

Sherman Medical Center, LLC	62-1757918

Silsbee Doctors Hospital, L.P.	62-1762484

Silsbee Medical Center, LLC	62-1762486

Silsbee Texas, LLC	62-1769667

SLH, LLC	62-1762489

Software Sales Corp.	62-1648746

South Alabama Managed Care Contracting, Inc.	62-1652849

South Alabama Medical Management Services, Inc.	90-0209693

South Alabama Physicians Service, Inc.	62-1652851

Entity	FEIN
South Arkansas Clinic, LLC	62-1766959

South Arkansas Physician Services, LLC	71-0840927

South Tulsa Medical Group, LLC	20-3234465

SouthCrest Anesthesia Group, LLC	20-3234420

Southcrest Medical Group, LLC	20-4977132

SouthCrest Surgery Center, L.P.	75-2858593

SouthCrest, LLC	62-1723864

Southeast Alabama Maternity Care, L.L.C.	63-1219067

Southern Texas Medical Center, LLC	62-1769737

Springdale/Bentonville ASC-GP, LLC (f/k/a Tri-Shell 25 LLC; f/k/a HBMRI, LLC)	62-1762377

Springdale/Bentonville Surgery Center, L.P.	72-1563406

Sprocket Medical Management, Inc.	62-1748895

SSA	75-2281189

St. Joseph Health System, LLC	51-0382045

St. Joseph Medical Group, Inc.	35-2082181

St. Mary’s Physcian Services, LLC (f/k/a Tri-Shell 36 LLC; f/k/a Pecos Medco, LLC)	62-1769626

St. Mary’s Real Property, LLC (f/k/a Tri-Shell 38 LLC; f/k/a Psychiatric, LLC)	62-1762460

StarCare of Jonesboro, Inc.	75-2723754

Summa Health System	34-0714755

Summerlin Hospital Medical Center, LLC	23-2939047

Summit Surgical Suites, LLC	38-3641574

Surgical Center of Amarillo, LLC	62-1762539

Surgical Center of Carlsbad, LLC (f/k/a Covenant Surgical Hospital of Carlsbad, LLC	85-0447541

Surgicare of Independence, Inc.	62-1615259

Surgicare of San Leandro, Inc.	61-1272726

Surgicare of Sherman, Inc.	61-1612059

Surgicare of Southeast Texas I, LLC	75-2855264

Surgicare of Victoria, Inc.	74-2283161

Surgicare of Victoria, Ltd.	76-0098497

Entity	FEIN
Surgicare Outpatient Center of Lake Charles, Inc.	72-0958812

Surgicenter of Johnson County, Inc.	95-3978676

Surgicenters of America, Inc.	86-0254331

TAC SPC, Ltd.	98-0442845

Tennyson Holdings, Inc.	20-3943816

Terrell Hospital, L.P.	62-1754939

Terrell Medical Center, LLC	62-1754941

The Cleveland Clinic Foundation	34-0714585

The Intensive Resource Group, LLC	62-1744954

The Vicksburg Clinic, LLC	62-1758264

THI Beacon Court Limited	NA

THI Ireland Holdings Limited	NA

Triad Corporate Services, Limited Partnership	62-1779580

Triad CSGP, LLC	62-1779579

Triad CSLP, LLC	62-1779578

Triad DeQueen Regional Medical Center, LLC (formerly DeQueen Regional Medical Center, LLC)	62-1754933

Triad Healthcare System of Phoenix, L.P.	62-1647982

Triad Holdings III, LLC (f/k/a Triad Holdings III, Inc.)	75-2821745

Triad Holdings IV, LLC (f/k/a Tri-Shell 20 LLC; f/k/a DH of Laredo, LLC)	62-1766957

Triad Holdings V, LLC (f/k/a Quorum, Inc.)	51-0327978

Triad Holdings VI, Inc.	02-0645469

Triad of Alabama, LLC (f/k/a Tri-Shell 26 LLC; f/k/a Huntington Imaging, LLC)	62-1762412

Triad of Arizona (L.P.), Inc.	61-1081190

Triad of Oregon, LLC (f/k/a Tri-Shell 27 LLC; f/k/a Huntington Intercommunity, LLC)	62-1761990

Triad of Phoenix, Inc.	62-1647980

Triad RC, Inc.	62-1761941

Triad Texas, LLC	62-1766930

Triad-Arizona I, Inc.	62-1687283

Triad-ARMC, LLC	46-0496926

Entity	FEIN
Triad-Denton Hospital GP, LLC	75-2887764

Triad-Denton Hospital, L.P.	75-2887765

Triad-El Dorado, Inc.	62-1628508

Triad-Medical Center at Terrell Subsidiary, LLC	62-1681607

Triad-Medical Center of Sherman Subsidiary, LLC	62-1682195

Triad-Navarro Regional Hospital Subsidiary, LLC	62-1681610

Triad-South Tulsa Hospital Company, Inc.	62-1678883

Triad-Willow Creek, LLC	04-3686399

Tri-Irish, Inc. (f/k/a Tri-Shell 2 Inc.)	02-0645477

Tri-Shell 37 LLC (f/k/a Physical Therapy Affiliates, LLC)	62-1757659

Tri-Shell 46 LLC (f/k/a Lawrence Medical, LLC)	62-1772265

Tri-World, LLC (f/k/a Tri-Shell 53 LLC)	55-0799021

TROSCO, LLC	62-1778109

Trufor Pharmacy, LLC	62-1769732

TTHR Limited Partnership	43-2008974

Tuscora Park Medical Specialists, LLC	20-4644697

Valley Health Systems, LLC	23-2937646

VFARC, LLC	75-2828355

VHC Holdings, LLC	75-2828356

VHC Medical, LLC	62-1769671

Vicksburg Healthcare, LLC	62-1752111

Vicksburg Surgical Center, LLC	20-5381054

Victoria Functional Assessment & Restoration Center, Ltd.	74-2493730

Victoria Hospital, LLC	62-1760818

Victoria of Texas, L.P.	62-1754940

VMF Medical, LLC	75-2828362

Wagoner Community Hospital, LLC	62-1757666

WAMC, LLC	62-1762544

Warsaw Health System, LLC	62-1764613

Entity	FEIN
Wesley Health System, LLC	52-2050792

Wesley HealthTrust, Inc. (f/k/a Methodist HealthTrust)	64-0873336

Wesley Physician Services, LLC	20-5884933

West Anaheim Hospital, L.P.	62-1762546

West Anaheim Medical Center, LLC	62-1762547

West Anaheim, LLC	62-1761999

West Virginia MS, LLC	75-2887763

Wharton Medco, LLC	62-1769651

WHMC, LLC (Delaware)	62-1762551

Willamette Community Medical Group, LLC	20-5128256

Willamette Valley Clinics, LLC	62-1766695

Willamette Valley Medical Center, LLC	62-1762552

WM Medical, LLC	75-2828363

Women & Children’s Hospital, LLC	62-1762556

Women’s Center of Northwest Arkansas, LLC	62-1770328

Woodland Heights Medical Center, LLC	62-1762558

Woodward Health System, LLC (f/k/a Tri-Shell 28 LLC; f/k/a Ledger, LLC)	62-1762418